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                                                                   EXHIBIT 10(r)

                       [CORESTATES BANK, N.A. LETTERHEAD]

                                                   October 26, 1995

Timothy W. Byrne
Vice President - Finance
UNITED STATES LIME & MINERALS, INC.
12221 Merit Drive
Suite 500
Dallas, TX 75231

         Re: Loan and Security Agreement dated October 20, 1993, as Amended, By and Among United States Lime & Minerals, Inc. (Formerly known as Scottish Heritable, Inc.), Corson Lime Company, Texas Lime Company and Arkansas Lime Company (collectively the "Borrowers") and CoreStates Bank N.A. ("Bank")

Dear Tim:

         We refer to the Loan and Security Agreement dated October 20,1993, as amended by Amendment No. 1 to Loan and Security Agreement dated as of December 23, 1994, Amendment No. 2 to Loan and Security Agreement dated April 28, 1995, and Amendment No. 3 to Loan and Security Agreement dated September 29, 1995 (collectively, the "Loan Agreement"). Initially capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement unless the context clearly requires to the contrary. Section references are to sections of the Loan Agreement.

         Borrowers and Bank hereby agree that notwithstanding the provisions of
Section 7.1.12 of the Loan Agreement (last amended by Amendment No. 2), Borrowers may make Capital expenditures in any Fiscal year not to exceed $5,000,000 in the aggregate.

         When fully executed by Bank and Borrowers, this letter will constitute an amendment to the Loan Agreement as a contract to be construed under the internal laws of the Commonwealth of Pennsylvania. All provisions of the Loan Agreement not modified hereby shall remain in full force and effect.
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Timothy V. Byrne, Vice President - Finance
October 26, 1995
Page 2

         Please indicate Borrowers' acceptance of the terms of this letter agreement in the space provided below.

                                        Very truly yours,

                                        CORESTATES BANK, N.A.

                                        By: /s/ CLIFFORD W. KEWLEY
                                            -----------------------
                                            Clifford W. Kewley,
                                            Vice President

THE TERMS OF THE FORGOING LETTER
AGREEMENT ARE AGREED TO AND
ACCEPTED THIS ___ DAY OF
_________________, 1995


UNITED STATES LIME & MINERALS, INC.
(Formerly known as Scottish Heritable, Inc.)


By:  /s/ TIMOTHY W. BYRNE
   -----------------------------------------


CORSON LIME COMPANY


By:  /s/ TIMOTHY W. BYRNE
   -----------------------------------------


ARKANSAS LIME COMPANY


By:  /s/ TIMOTHY W. BYRNE
   -----------------------------------------


TEXAS LINE COMPANY

By:  /s/ TIMOTHY W. BYRNE
   -----------------------------------------